Exhibit 10.1

THIRD AMENDMENT

Dated as of October 21, 2014

among

VERISK ANALYTICS, INC., and

INSURANCE SERVICES OFFICE, INC.,

as the Co-Borrowers,

BANK OF AMERICA, N.A.,

as Administrative Agent, Swing Line Lender

and L/C Issuer,

and

The Other Lenders Party Hereto

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED and

J.P. MORGAN SECURITIES LLC,

as

Joint Lead Arrangers and Joint Bookrunners

JPMORGAN CHASE BANK, N.A.,

as

Syndication Agent

SUNTRUST BANK,	WELLS FARGO BANK, N.A.,
as	as
Co-Documentation Agent	Co-Documentation Agent

October 21, 2014

To the parties shown on Schedule “A”

attached hereto and made a part hereof

Re:	Senior Unsecured Revolving Credit Facility in the increased aggregate maximum principal amount of up to $990,000,000.00 – Third Amendment

Ladies and Gentlemen:

Reference is hereby made to that certain Amended and Restated Credit Agreement dated as of October 25, 2011 entered into by and among Verisk Analytics, Inc., a Delaware corporation, and Insurance Services Office, Inc., a Delaware corporation, as co-borrowers (hereinafter collectively referred to as the “Co-Borrowers”), certain lenders (hereinafter collectively referred to as the “Lenders”), Bank of America, N.A., as swing line lender and letter of credit issuer (hereinafter, Bank of America, in its capacity as letter of credit issuer, shall be referred to as “L/C Issuer”), Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as joint lead arrangers and joint bookrunners, JPMorgan Chase Bank, N.A., as syndication agent, Morgan Stanley Bank, N.A. and Wells Fargo Bank, N.A., as co-documentation agents, and Bank of America, N.A., as Administrative Agent for the Lenders (hereinafter, in such capacity, referred to as the “Agent”), as previously amended and modified (hereinafter, as so amended and modified, referred to as the “Credit Agreement”), pursuant to which the Lenders have made available to the Co-Borrowers a five (5) year amended and restated syndicated senior unsecured revolving credit facility in the current aggregate maximum principal amount of up to $975,000,000.00 (hereinafter referred to as the “Facility”). Defined terms used but not expressly defined herein shall have the same meanings when used herein as set forth in the Credit Agreement.

Reference is hereby further made to that certain Amended and Restated Continuing Guaranty dated October 25, 2011 executed and delivered by the Guarantors in favor of the Agent and the Lenders, as previously amended and modified (hereinafter, as so amended and modified, referred to as the “Guaranty”).

The Co-Borrowers have requested that the Lenders and the Agent, and the Lenders and the Agent have agreed to: (i) increase the maximum principal amount of the Facility from the current aggregate maximum principal amount of “up to $975,000,000.00” to an increased aggregate maximum principal amount of “up to $990,000,000.00”; (ii) extend the existing Maturity Date of the Facility by one (1) year from the existing Maturity Date of “October 24, 2018” to a new Maturity Date of “October 24, 2019”; (iii) increase the aggregate maximum principal amount to which the Aggregate Commitments under the Facility may be increased from the existing aggregate principal amount of “up to $1,250,000,000.00” to a new increased aggregate principal amount of “up to $1,300,000,000.00”, as described in Section 2.14(a) of the Credit Agreement; (iv) at the election of the Co-Borrowers (such election to be made in writing to the Agent upon the closing of a Permitted Acquisition and such election to be made not more than twice during the term of the Facility), permit the maximum Consolidated Funded Debt Leverage Ratio to increase to 3.75:1 for the four consecutive fiscal quarter period (hereinafter referred to as a “Leverage Increase Period”) commencing with the fiscal quarter in which such Permitted Acquisition occurs (which Leverage Increase Period shall include, for the avoidance of doubt, the fourth (4th) fiscal quarter end following the closing date of such Permitted Acquisition), provided that immediately upon the expiration of a Leverage Increase Period, the maximum Consolidated Funded Debt Leverage Ratio permitted under Section 7.08(b) of the Credit Agreement shall revert automatically to 3.50:1.0; (v) amend the definition of “Applicable Rate” in the Credit Agreement to update the pricing grid set forth therein; (vi) amend the definition of “Change of Control”; and (vii) update the language in the existing Credit Agreement to include the Agent’s current standard language regarding its CashPro Credit product, the Eurodollar Rate, OFAC/Sanctions, FATCA, and other appropriate topics.

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Therefore, in furtherance of the foregoing, the parties hereby covenant and agree as follows:

1. Effective as of the date hereof, the Agent and the Lenders hereby agree as follows:

(i) The Co-Borrowers have exercised their right to increase the maximum principal amount of the Facility in accordance with the terms, conditions, and provisions of Section 2.14 of the Credit Agreement and, as a result, the aggregate maximum principal amount of the Facility is hereby increased to $990,000,000.00 and, as a result, the Commitments and Applicable Percentages set forth and contained on the existing Schedule 2.01 of the Credit Agreement are hereby deleted in their entirety and the Commitments and Applicable Percentages set forth on Schedule 1 attached hereto are hereby inserted in their place and stead.

(ii) Section 1.01 of the Credit Agreement is hereby amended and modified by deleting the pricing grid in the existing definition of “Applicable Rate” and inserting the following new pricing grid in its place and stead:

Pricing Level	Consolidated Funded Debt Leverage Ratio	Commitment Fee	Eurodollar Rate Margin	Base Rate Margin	Letter of Credit Fee
1	< 1.0:1	12.5 bps	112.5 bps	12.5 bps	112.5 bps
2	> 1.0 but < 1.75:1	15.0 bps	125.0 bps	25.0 bps	125.0 bps
3	> 1.75 but < 2.50:1	17.5 bps	137.5 bps	37.5 bps	137.5 bps
4	> 2.50:1	25.0 bps	162.5 bps	62.5 bps	162.5 bps

(iii) Section 1.01 of the Credit Agreement is hereby amended and modified by deleting the existing definition of “Arrangers” in its entirety and inserting the following new definition of “Arrangers” in its place and stead:

“Arrangers” means Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, in their capacities as joint lead arrangers and joint bookrunners.

(iv) Section 1.01 of the Credit Agreement is hereby amended and modified by deleting the existing definition of “Assignment and Assumption” in its entirety and inserting the following new definition of “Assignment and Assumption” in its place and stead:

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 10.06(b)), and accepted by the Administrative Agent, in substantially the form of Exhibit “E-1” or any other form (including electronic documentation generated by use of an electronic platform) approved by the Administrative Agent.

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(v) Section 1.01 of the Credit Agreement is hereby amended and modified by deleting the existing definition of “Change In Law” in its entirety and inserting the following new definition of “Change in Law” in its place and stead:

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

(vi) Section 1.01 of the Credit Agreement is hereby amended and modified by deleting clause (b) of the existing definition of “Change of Control” in its entirety and inserting the following new clause (b) in its place and stead:

(b) during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of Verisk cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; or

(vii) Section 1.01 of the Credit Agreement is hereby amended and modified by deleting the existing definition of “Committed Loan Notice” in its entirety and inserting the following new definition of “Committed Loan Notice” in its place and stead:

“Committed Loan Notice” means a notice of (a) a Committed Borrowing, (b) a conversion of Committed Loans from one Type to the other, or (c) a continuation of Eurodollar Rate Loans, pursuant to Section 2.02(a), substantially in the form of Exhibit “A” or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system which form, platform and system shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Co-Borrowers.

(viii) Section 1.01 of the Credit Agreement is hereby amended and modified by deleting the existing definition of “Eurodollar Rate” in its entirety and inserting the following new definition of “Eurodollar Rate” in its place and stead:

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“Eurodollar Rate” means:

(a) for any Interest Period with respect to a Eurodollar Rate Loan, the rate per annum equal to the London Interbank Offered Rate (“LIBOR”) or a comparable or successor rate, which rate is approved by the Administrative Agent, as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; and

(b) for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to LIBOR, at or about 11:00 a.m., London time determined two Business Days prior to such date for U.S. Dollar deposits with a term of one month commencing that day;

provided that to the extent a comparable or successor rate is approved by the Administrative Agent in connection herewith, the approved rate shall be applied in a manner consistent with market practice; provided, further that to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent. In the event the Eurodollar Rate as determined based upon the foregoing shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

(ix) Section 1.01 of the Credit Agreement is hereby amended and modified by deleting the existing definition of “Excluded Taxes” in its entirety and inserting the following new definition of “Excluded Taxes” in its place and stead:

“Excluded Taxes” means any of the following Taxes imposed on or with respect to any Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 10.13) or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 3.01(a)(ii), (a)(iii) or (c), amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.01(e) and (d) any U.S. federal withholding Taxes imposed pursuant to FATCA.

(x) Section 1.01 of the Credit Agreement is hereby amended and modified by deleting the existing definition of “Fee Letter” in its entirety and inserting the following new definition of “Fee Letter” in its place and stead:

“Fee Letter” means, collectively, (a) that certain letter agreement dated October 4, 2011, by and among the Co-Borrowers, the Administrative Agent and the Arrangers, (b) that certain letter agreement dated August 30, 2012, by and among the Co-Borrowers, the Administrative Agent and the Arrangers, (c) that certain letter agreement dated September 25, 2013, by and among the Co-Borrowers, the Administrative Agent and the Arrangers, and (d) that certain letter agreement dated September 16, 2014, by and among the Co-Borrowers, the Administrative Agent and the Arrangers.

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(xi) Section 1.01 of the Credit Agreement is hereby amended and modified by deleting the existing definition of “Foreign Lender” in its entirety and inserting the following new definition of “Foreign Lender” in its place and stead:

“Foreign Lender” means (a) if any Co-Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if any Co-Borrower is not a U.S. Person, a Lender that is resident or organized under the Laws of a jurisdiction other than that in which such Co-Borrower is resident for tax purposes. For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

(xii) Section 1.01 of the Credit Agreement is hereby amended and modified by deleting the existing definition of “Guarantors” in its entirety and inserting the following new definition of “Guarantors” in its place and stead:

“Guarantors” means, collectively, (a) Xactware Solutions, Inc., a Delaware corporation; (b) ISO Services, Inc., a Delaware corporation; (c) ISO Claims Services, Inc., a Delaware corporation; (d) AIR Worldwide Corporation, a Delaware corporation; (e) Verisk Health, Inc., a Delaware corporation; (f) any additional guarantors added pursuant to the terms, conditions, and provisions of Section 6.12; and (g) with respect to the payment and performance by each Specified Loan Party of its obligations under its Guaranty with respect to Swap Obligations, the Co-Borrowers.

(xiii) Section 1.01 of the Credit Agreement is hereby amended and modified by deleting the existing definition of “Indemnified Taxes” in its entirety and inserting the following new definition of “Indemnified Taxes” in its place and stead:

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in the foregoing clause (a), Other Taxes.

(xiv) Section 1.01 of the Credit Agreement is hereby amended and modified by deleting the existing definition of “Lending Office” in its entirety and inserting the following new definition of “Lending Office” in its place and stead:

“Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent, which office may include any Affiliate of such Lender or any domestic or foreign branch of such Lender or such Affiliate. Unless the context otherwise requires each reference to a Lender shall include its applicable Lending Office.

(xv) Section 1.01 of the Credit Agreement is hereby amended and modified by deleting the reference in the definition of “Maturity Date” to the date of “October 24, 2018” and replacing it with “October 24, 2019”.

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(xvi) Section 1.01 of the Credit Agreement is hereby amended and modified by adding the following proviso to the end of the definition of “Obligations”: “; provided that the ‘Obligations’ shall exclude any Excluded Swap Obligations.”

(xvii) Section 1.01 of the Credit Agreement is hereby amended and modified by deleting the existing definition of “Other Taxes” in its entirety and inserting the following new definition of “Other Taxes” in its place and stead:

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 3.06 hereof).

(xviii) Section 1.01 of the Credit Agreement is hereby amended and modified by deleting the existing definition of “Responsible Officer” in its entirety and inserting the following new definition of “Responsible Officer” in its place and stead:

“Responsible Officer” means the chief executive officer, president, chief financial officer, treasurer, assistant treasurer or controller of a Loan Party, and solely for purposes of the delivery of incumbency certificates pursuant to Section 4.01, the secretary or any assistant secretary of a Loan Party, and, solely for purposes of notices given pursuant to Article II, any other officer or employee of the applicable Loan Party so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of the applicable Loan Party designated in or pursuant to an agreement between the applicable Loan Party and the Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

(xix) Section 1.01 of the Credit Agreement is hereby amended and modified by deleting the existing definition of “Swing Line Loan Notice” in its entirety and inserting the following new definition of “Swing Line Loan Notice” in its place and stead:

“Swing Line Loan Notice” means a notice of a Swing Line Borrowing pursuant to Section 2.04(b), which shall be substantially in the form of Exhibit “B” or such other form as approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system which form, platform and system shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Co-Borrowers.

(xx) Section 1.01 of the Credit Agreement is hereby amended and modified by adding the following new definitions:

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to any Co-Borrower or any of its Subsidiaries from time to time concerning or relating to bribery or corruption.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

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“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Designated Jurisdiction” means any country or territory to the extent that such country or territory itself is the subject of any Sanction.

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to Section 10.20 of this Agreement and any other “keepwell, support or other agreement” for the benefit of such Guarantor and any and all guarantees of such Guarantor’s Swap Obligations by other Loan Parties) at the time the Guaranty of such Guarantor, or a grant by such Guarantor of a security interest, becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guaranty or security interest is or becomes excluded in accordance with the first sentence of this definition.

“FATCA” means Sections 1471 through 1474 of the Code, as of October 21, 2014 (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471 (b) (1) of the Code.

“LIBOR” has the meaning specified in the definition of Eurodollar Rate.

“Notice of Loan Prepayment” means a notice of prepayment with respect to a Loan, which notice shall be substantially in the form of Exhibit “I” attached hereto or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system which form, platform and system shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer.

“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

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“Qualified ECP Guarantor” shall mean, at any time, each Loan Party with total assets exceeding $10,000,000.00 or that qualifies at such time as an “eligible contract participant” under the Commodity Exchange Act and can cause another person to qualify as an “eligible contract participant” at such time under §1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Recipient” means the Administrative Agent, any Lender, the L/C Issuer or any other recipient of any payment to be made by or on account of any obligation of any Loan Party hereunder.

“Sanction(s)” means any sanction administered or enforced by the United States Government (including without limitation, OFAC), the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority.

“Specified Loan Party” means any Loan Party that is not an “eligible contract participant” under the Commodity Exchange Act (determined prior to giving effect to Section 10.20 of this Agreement).

“Swap Obligations” means with respect to any Guarantor any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

“U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code.

“U.S. Tax Compliance Certificate” has the meaning specified in Section 3.01(e)(ii)(B)(III).

(xxi) Section 2.02 of the Credit Agreement is hereby amended and modified by deleting the existing Section 2.02(a) in its entirety and inserting the following new Section 2.02(a) in its place and stead:

(a) Each Committed Borrowing, each conversion of Committed Loans from one Type to the other, and each continuation of Eurodollar Rate Loans shall be made upon the Co-Borrowers’ irrevocable notice to the Administrative Agent, which may be given by (1) telephone, or (2) a Committed Loan Notice; provided that any telephonic notice must be confirmed immediately by delivery to the Administrative Agent of a Committed Loan Notice. Each such Committed Loan Notice must be received by the Administrative Agent not later than 11:00 a.m. (i) three Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Eurodollar Rate Loans or of any conversion of Eurodollar Rate Loans to Base Rate Committed Loans, and (ii) on the requested date of any Borrowing of Base Rate Committed Loans; provided, however, that if the Co-Borrowers wish to request Eurodollar Rate Loans having an Interest Period other than one, two, three or six months in duration as provided in the definition of “Interest Period,” the applicable notice must be received by the Administrative Agent not later than 11:00 a.m. four Business Days prior to the requested date of such Borrowing, conversion or continuation, whereupon the Administrative Agent shall give prompt notice to the Lenders of such request and determine whether the requested Interest Period is acceptable to all of them. Not later than 11:00 a.m., three Business Days before the requested date of such Borrowing, conversion or continuation, the Administrative Agent shall notify the Co-Borrowers (which notice may be by telephone) whether or not the requested Interest Period has been consented to by all the Lenders. Each Borrowing of, conversion to or continuation of Eurodollar Rate Loans shall be in a principal amount of $5,000,000.00 or a whole multiple of $1,000,000.00 in excess thereof. Except as provided in Sections 2.03(c) and 2.04(c), each Borrowing of or conversion to Base Rate Committed Loans shall be in a principal amount of $500,000.00 or a whole multiple of $100,000.00 in excess thereof. Each Committed Loan Notice shall specify (i) whether the Co-Borrowers are requesting a Committed Borrowing, a conversion of Committed Loans from one Type to the other, or a continuation of Eurodollar Rate Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Committed Loans to be borrowed, converted or continued, (iv) the Type of Committed Loans to be borrowed or to which existing Committed Loans are to be converted, and (v) if applicable, the duration of the Interest Period with respect thereto. If the Co-Borrowers fail to specify a Type of Committed Loan in a Committed Loan Notice or if the Co-Borrowers fail to give a timely notice requesting a conversion or continuation, then the applicable Committed Loans shall be made as, or converted to, Base Rate Loans. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurodollar Rate Loans. If the Co-Borrowers request a Borrowing of, conversion to, or continuation of Eurodollar Rate Loans in any such Committed Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month.

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(xxii) Section 2.04 of the Credit Agreement is hereby amended and modified by deleting the existing Section 2.04(b) in its entirety and inserting the following new Section 2.04(b) in its place and stead:

(b) Borrowing Procedures. Each Swing Line Borrowing shall be made upon the Co-Borrowers’ irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by (1) telephone or (2) by a Swing Line Loan Notice; provided that any telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a Swing Line Loan Notice. Each such Swing Line Loan Notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of $1,000,000.00, and (ii) the requested borrowing date, which shall be a Business Day. Promptly after receipt by the Swing Line Lender of any Swing Line Loan Notice, the Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swing Line Loan Notice and, if not, the Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless the Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Lender) prior to 2:00 p.m. on the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the first proviso to the first sentence of Section 2.04(a), or (B) that one or more of the applicable conditions specified in Article IV is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender will, not later than 3:00 p.m. on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the Co-Borrowers.

(xxiii) Section 2.05 of the Credit Agreement is hereby amended and modified by deleting the existing Section 2.05(a) in its entirety and inserting the following new Section 2.05(a) in its place and stead:

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(a) Optional. (i) The Co-Borrowers may, upon notice to the Administrative Agent pursuant to delivery to the Administrative Agent of a Notice of Loan Prepayment, at any time or from time to time voluntarily prepay Committed Loans in whole or in part without premium or penalty; provided that (A) such notice must be received by the Administrative Agent not later than 11:00 a.m. (1) three Business Days prior to any date of prepayment of Eurodollar Rate Loans and (2) on the date of prepayment of Base Rate Committed Loans; (B) any prepayment of Eurodollar Rate Loans shall be in a principal amount of $5,000,000.00 or a whole multiple of $1,000,000.00 in excess thereof; and (C) any prepayment of Base Rate Committed Loans shall be in a principal amount of $500,000.00 or a whole multiple of $100,000.00 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the Type(s) of Committed Loans to be prepaid and, if Eurodollar Rate Loans are to be prepaid, the Interest Period(s) of such Loans. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s Applicable Percentage of such prepayment. If such notice is given by the Co-Borrowers, the Co-Borrowers shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a Eurodollar Rate Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05. Subject to Section 2.17, each such prepayment shall be applied to the Committed Loans of the Lenders in accordance with their respective Applicable Percentages.

(ii) The Co-Borrowers may, upon notice to the Swing Line Lender pursuant to delivery to the Swingline Lender of a Notice of Loan Prepayment (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; provided that (A) such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the date of the prepayment, and (B) any such prepayment shall be in a minimum principal amount of $100,000.00. Each such notice shall specify the date and amount of such prepayment. If such notice is given by the Co-Borrowers, the Co-Borrowers shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.

(xxiv) In Section 2.14(a) of the Credit Agreement, the existing reference to “$1,250,000,000.00” is hereby deleted in its entirety, and a new reference to “$1,300,000,000.00” is hereby inserted in its place and stead.

(xxv) Section 3.01 of the Credit Agreement is hereby amended and modified by deleting the existing Section 3.01 in its entirety and inserting the following new Section 3.01 in its place and stead:

3.01 Taxes.

(a) Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes.

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(i) Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable Laws. If any applicable Laws (as determined in the good faith discretion of the Administrative Agent) require the deduction or withholding of any Tax from any such payment by the Administrative Agent or a Loan Party, then the Administrative Agent or such Loan Party shall be entitled to make such deduction or withholding, upon the basis of the information and documentation to be delivered pursuant to subsection (e) below.

(ii) If any Loan Party or the Administrative Agent shall be required by the Code to withhold or deduct any Taxes, including both United States Federal backup withholding and withholding taxes, from any payment, then (A) the Administrative Agent shall withhold or make such deductions as are determined by the Administrative Agent to be required based upon the information and documentation it has received pursuant to subsection (e) below, (B) the Administrative Agent shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with the Code, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes, the sum payable by the applicable Loan Party shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section 3.01) the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made.

(iii) If any Loan Party or the Administrative Agent shall be required by any applicable Laws other than the Code to withhold or deduct any Taxes from any payment, then (A) such Loan Party or the Administrative Agent, as required by such Laws, shall withhold or make such deductions as are determined by it to be required based upon the information and documentation it has received pursuant to subsection (e) below, (B) such Loan Party or the Administrative Agent, to the extent required by such Laws, shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with such Laws, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes, the sum payable by the applicable Loan Party shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section 3.01) the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made.

(iv) For purposes of determining withholding Taxes imposed under FATCA from and after October 21, 2014, the Co-Borrowers and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Facility as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

(b) Payment of Other Taxes by the Co-Borrowers. Without limiting the provisions of subsection (a) above, the Co-Borrowers shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.

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(c) Tax Indemnifications.

(i) The Co-Borrowers shall, and do hereby, jointly and severally indemnify each Recipient, and shall make payment in respect thereof within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 3.01) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Co-Borrowers by a Lender or the L/C Issuer (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender or the L/C Issuer, shall be conclusive absent manifest error. The Co-Borrowers shall, and do hereby, jointly and severally indemnify the Administrative Agent, and shall make payment in respect thereof within 10 days after demand therefor, for any amount which a Lender or the L/C Issuer for any reason fails to pay indefeasibly to the Administrative Agent as required pursuant to Section 3.01(c)(ii) below.

(ii) Each Lender and the L/C Issuer shall, and does hereby, severally indemnify, and shall make payment in respect thereof within 10 days after demand therefor, (x) the Administrative Agent against any Indemnified Taxes attributable to such Lender or the L/C Issuer (but only to the extent that the Co-Borrowers have not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Co-Borrowers to do so), (y) the Administrative Agent and the Co-Borrowers, as applicable, against any Taxes attributable to such Lender’s failure to maintain a participant register and (z) the Administrative Agent and the Co-Borrowers, as applicable, against any Excluded Taxes attributable to such Lender or the L/C Issuer, in each case, that are payable or paid by the Administrative Agent or the Co-Borrowers in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender and the L/C Issuer hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender or the L/C Issuer, as the case may be, under this Agreement or any other Loan Document against any amount due to the Administrative Agent under this clause (ii).

(d) Evidence of Payments. Upon request by the Co-Borrowers or the Administrative Agent, as the case may be, after any payment of Taxes by the Co-Borrowers or by the Administrative Agent to a Governmental Authority as provided in this Section 3.01, the Co-Borrowers shall deliver to the Administrative Agent or the Administrative Agent shall deliver to the Co-Borrowers, as the case may be, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required by Laws to report such payment or other evidence of such payment reasonably satisfactory to the Co-Borrowers or the Administrative Agent, as the case may be.

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(e) Status of Lenders; Tax Documentation.

(i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Co-Borrowers and the Administrative Agent, at the time or times reasonably requested by the Co-Borrowers or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Co-Borrowers or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Co-Borrowers or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Co-Borrowers or the Administrative Agent as will enable the Co-Borrowers or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 3.01(e)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii) Without limiting the generality of the foregoing, in the event that any Co-Borrower is a U.S. Person,

(A) any Lender that is a U.S. Person shall deliver to the Co-Borrowers and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Co-Borrowers or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;

(B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Co-Borrowers and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Co-Borrowers or the Administrative Agent), whichever of the following is applicable:

(I) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(II) executed originals of IRS Form W-8ECI;

(III) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit “H-1” to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Co-Borrowers within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN-E; or

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(IV) to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit “H-2” or Exhibit “H-3”, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit “H-4” on behalf of each such direct and indirect partner;

(C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Co-Borrowers and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Co-Borrowers or the Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Co-Borrowers or the Administrative Agent to determine the withholding or deduction required to be made; and

(D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Co-Borrowers and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Co-Borrowers or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Co-Borrowers or the Administrative Agent as may be necessary for the Co-Borrowers and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

(iii) Each Lender agrees that if any form or certification it previously delivered pursuant to this Section 3.01 expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Co-Borrowers and the Administrative Agent in writing of its legal inability to do so.

(f) Treatment of Certain Refunds. Unless required by applicable Laws, at no time shall the Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Lender or the L/C Issuer, or have any obligation to pay to any Lender or the L/C Issuer, any refund of Taxes withheld or deducted from funds paid for the account of such Lender or the L/C Issuer, as the case may be. If any Recipient determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified by the Co-Borrowers or with respect to which the Co-Borrowers has paid additional amounts pursuant to this Section 3.01, it shall pay to the Co-Borrowers an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Co-Borrowers under this Section 3.01 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) incurred by such Recipient, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that the Co-Borrowers, upon the request of the Recipient, agrees to repay the amount paid over to the Co-Borrowers (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Recipient in the event the Recipient is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this subsection, in no event will the applicable Recipient be required to pay any amount to the Co-Borrowers pursuant to this subsection the payment of which would place the Recipient in a less favorable net after-Tax position than such Recipient would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This subsection shall not be construed to require any Recipient to make available its tax returns (or any other information relating to its taxes that it deems confidential) to the Co-Borrowers or any other Person.

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(g) Survival. Each party’s obligations under this Section 3.01 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender or the L/C Issuer, the termination of the Commitments and the repayment, satisfaction or discharge of all other Obligations.

(xxvi) Section 3.04 of the Credit Agreement is hereby amended and modified by deleting the existing Section 3.04(a)(ii) in its entirety and inserting the following new Section 3.04(a)(ii) in its place and stead:

(ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or

(xxvii) In Article V of the Credit Agreement, the following new Section 5.19 shall be added:

5.19 OFAC; Anti-Corruption Laws; Sanctions. No Co-Borrower, any of their respective Subsidiaries, or, to the knowledge of the Co-Borrowers and their respective Subsidiaries, any director, officer, employee, agent, affiliate or representative thereof, is an individual or entity that is, or is owned or controlled by any individual or entity that is (i) currently the subject or target of any Sanctions or (ii) located, organized or resident in a Designated Jurisdiction. Each Co-Borrower has implemented and maintains in effect policies and procedures designed to ensure compliance by such Co-Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and each Co-Borrower, its Subsidiaries and their respective officers and employees and, to the knowledge of such Co-Borrower, its directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects.

(xxviii) In Section 7.08(b) of the Credit Agreement, the following new sentence shall be added to the end of Section 7.08(b):

Notwithstanding the foregoing to the contrary, at the election of the Co-Borrowers (such election to be made in writing to the Administrative Agent upon the closing of a Permitted Acquisition and such election to be made not more than twice during the term of the Facility), the maximum Consolidated Funded Debt Leverage Ratio shall be permitted to increase to 3.75:1 for the four consecutive fiscal quarter period (hereinafter referred to as a “Leverage Increase Period”) commencing with the fiscal quarter in which such Permitted Acquisition occurs (which Leverage Increase Period shall include, for the avoidance of doubt, the fourth (4th) fiscal quarter end following the closing date of such Permitted Acquisition), provided that immediately upon the expiration of any Leverage Increase Period, the maximum Consolidated Funded Debt Leverage Ratio permitted under this Section 7.08(b) shall revert automatically to 3.50:1.0.

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(xxix) In Article VII of the Credit Agreement, the following new Section 7.13 shall be added:

7.13 Anti-Corruption Laws; Sanctions. Directly or indirectly, use the proceeds of any Credit Extension, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other individual or entity, to fund any activities of or business with any individual or entity, or in any Designated Jurisdiction, that, at the time of such funding, is the subject of Sanctions, or in any other manner that will result in a violation by any individual or entity (including any individual or entity participating in the transaction, whether as Lender, Arranger, Administrative Agent, L/C Issuer, Swing Line Lender, or otherwise) of Sanctions, and/or directly or indirectly permit or allow any Credit Extension, use of proceeds hereunder or other transaction contemplated by this Agreement to violate any Anti-Corruption Law or applicable Sanctions.

(xxx) In Section 8.03 of the Credit Agreement, the following new sentence shall be added to the end of Section 8.03:

Excluded Swap Obligations with respect to any Guarantor shall not be paid with amounts received from such Guarantor or its assets, but appropriate adjustments shall be made with respect to payments from other Loan Parties to preserve the allocation to Obligations otherwise set forth above in this Section 8.03.

(xxxi) In Section 9.01 of the Credit Agreement, the following new sentence shall be added to the end of Section 9.01:

It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.

(xxxii) Section 10.02 of the Credit Agreement is hereby amended and modified by deleting the existing Section 10.02(e) in its entirety and inserting the following new Section 10.02(e) in its place and stead:

(e) Reliance by Administrative Agent, L/C Issuer and Lenders. The Administrative Agent, the L/C Issuer and the Lenders shall be entitled to rely and act upon any notices (including telephonic Committed Loan Notices, Notices of Loan Prepayment and Swing Line Loan Notices) purportedly given by or on behalf of the Co-Borrowers even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Co-Borrowers shall indemnify the Administrative Agent, the L/C Issuer, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Co-Borrowers. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.

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(xxxiii) Section 10.17 of the Credit Agreement is hereby amended and modified by deleting the existing Section 10.17 in its entirety and inserting the following new Section 10.17 in its place and stead:

10.17 Electronic Execution of Assignments and Certain Other Documents. The words “execute,” “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation Assignment and Assumptions, amendments or other modifications, Committed Loan Notices, Swingline Loan Notices, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it and provided further, without limiting the foregoing, upon the request of any party, any electronic signature shall be promptly followed by a manually executed signature.

(xxxiv) In Article X of the Credit Agreement, the following new Section 10.20 shall be added:

10.20 Keepwell. Each Loan Party that is a Qualified ECP Guarantor at the time the Guaranty by any Specified Loan Party, becomes effective with respect to any Swap Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Loan Party with respect to such Swap Obligation as may be needed by such Specified Loan Party from time to time to honor all of its obligations under its Guaranty in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor’s obligations and undertakings under this Section 10.20 voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations and undertakings of each Qualified ECP Guarantor under this Section 10.20 shall remain in full force and effect until the Obligations have been indefeasibly paid and performed in full. Each Qualified ECP Guarantor intends this Section 10.20 to constitute, and this Section 10.20 shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Specified Loan Party for all purposes of the Commodity Exchange Act.

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(xxxv) Exhibits “H-1”, “H-2”, “H-3”, “H-4”, and “I” attached hereto are hereby added as Exhibits “H-1”, “H-2”, “H-3”, “H-4”, and “I” to the Credit Agreement.

2. There is, as of October 15, 2014, due and owing on the Facility the principal amount of $2,125,566.89, consisting of (i) Committed Loans in the aggregate principal amount of $0.00, and (ii) issued and outstanding Letters of Credit in the aggregate stated amount of $2,125,566.89, in the case of each of the foregoing together with unpaid accrued interest, fees, costs and expenses due and owing to the Lenders under the Credit Agreement, all without offset, defense or counterclaim, all of which are hereby expressly waived by the Co-Borrowers and the Guarantors as of the date hereof. As of October 15, 2014, there were no amounts due and owing to the Lenders in connection with any unreimbursed draws on any Letter of Credit.

3. The Co-Borrowers and the Guarantors hereby represent and warrant to the Lenders and the Agent that all representations and warranties of the Co-Borrowers and the Guarantors contained in the Credit Agreement and all of the other Loan Documents continue to be true, accurate and correct as of the date hereof, as if made on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a), (b), and (c) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement. All of the indebtedness represented by the Loan Documents and all other obligations, responsibilities, and liabilities of the Co-Borrowers and the Guarantors to the Lenders and the Agent are due without any offset, defenses, or counterclaims whatsoever. The Co-Borrowers and the Guarantors hereby covenant and agree that, except as expressly amended and/or modified by this letter agreement, all of the terms, conditions, and provisions of the Credit Agreement and the other Loan Documents (including, without limitation, the Guaranty) shall remain unchanged and in full force and effect.

4. The Co-Borrowers and the Guarantors do hereby: (i) represent and warrant that, after giving effect to the terms, conditions, and provisions of this letter agreement, no Default or Event of Default exists; (ii) except as otherwise set forth herein, acknowledge and agree that nothing contained herein and no actions taken pursuant to the terms hereof are intended to constitute a novation of the Facility, or any waiver of the terms, conditions, or provisions of the Credit Agreement and/or any of the other Loan Documents and do not constitute a release, termination or waiver of any of the rights and/or remedies granted to the Lenders and/or the Agent under the Loan Documents; (iii) represent and warrant that none of the certificate or articles of incorporation, by-laws, or other governing documents of either of the Co-Borrowers or the Guarantors have been amended, modified and/or supplemented in any material way since the date such documents were most recently delivered to the Lenders; and (iv) represent and warrant that the Co-Borrowers and the Guarantors have taken all necessary action required by law and by its governing documents to execute and deliver this letter agreement and that such execution and delivery constitutes the legal and validly binding action of such entity.

5. On and after the date of this letter agreement, this letter agreement shall for all purposes constitute a “Loan Document”.

6. This letter agreement may be executed in any number of counterparts, all of which, when taken together, shall be deemed one and the same instrument. This letter agreement may be delivered by the exchange of signed signature pages by facsimile transmission or by e-mail, and any printed or copied version of any signature page so delivered will have the same force and effect as an original signed signature page.

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7. This letter agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

8. This letter agreement may not be amended or modified unless said amendment or modification is in writing and signed by all parties hereto.

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Kindly indicate the agreement with the terms and conditions of this letter agreement by countersigning in the space provided below, and returning a countersigned copy of this letter agreement to the undersigned.

Very truly yours,

BANK OF AMERICA, N.A., as the Agent

By:	/s/ Priscilla Baker
Name: Priscilla Baker
Title: Assistant Vice President

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ACCEPTED AND AGREED AS OF THE 21st DAY OF OCTOBER, 2014:

CO-BORROWERS:

VERISK ANALYTICS, INC., as a Co-Borrower

By:	/s/ Mark V. Anquillare
Mark V. Anquillare
Executive Vice President,
Chief Financial Officer and Group Executive

INSURANCE SERVICES OFFICE, INC., as a Co-Borrower

By:	/s/ Mark V. Anquillare
Mark V. Anquillare
Executive Vice President,
Chief Financial Officer and Group Executive

GUARANTORS:

XACTWARE SOLUTIONS, INC., a Delaware corporation
ISO SERVICES, INC., a Delaware corporation
ISO CLAIMS SERVICES, INC., a Delaware corporation
AIR WORLDWIDE CORPORATION, a Delaware corporation
VERISK HEALTH, INC., formerly known as “Bloodhound Technologies, Inc.”, a Delaware corporation

By:	/s/ Mark V. Anquillare
Mark V. Anquillare
Executive Vice President of Xactware Solutions, Inc. and Verisk Health, Inc.
Vice President of ISO Services, Inc.,
ISO Claims Services, Inc., and
AIR Worldwide Corporation

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LENDERS:

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ David J. Bardwil
David J. Bardwil
Senior Vice President

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JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Hector J. Varona
Name:	Hector J. Varona
Title:	Vice President

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WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Kieran Mahon
Name:	Kieran Mahon
Title:	Vice President

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SUNTRUST BANK, as a Lender

By:	/s/ Paula Mueller
Name:	Paula Mueller
Title:	Director

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CITIZENS BANK, N.A., formerly known as RBS Citizens, N.A., as a Lender

By:	/s/ Hassan Sayed
Name:	Hassan Sayed
Title:	Vice President

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MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Authorized Signatory

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[THIRD AMENDMENT (VERISK ANALYTICS, INC.

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TD BANK, N.A., as a Lender

By:	/s/ Craig Welch
Name: Craig Welch
Title: SVP

[SIGNATURES CONTINUED ON NEXT PAGE]

[THIRD AMENDMENT (VERISK ANALYTICS, INC.

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ROYAL BANK OF CANADA, as a Lender

By:	/s/ Kamran Khan
Name: Kamran Khan
Title: Authorized Signatory

[SIGNATURES CONTINUED ON NEXT PAGE]

[THIRD AMENDMENT (VERISK ANALYTICS, INC.

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THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Andrew D. Holtz
Name: Andrew D. Holtz
Title: Senior Vice President

[SIGNATURES CONTINUED ON NEXT PAGE]

[THIRD AMENDMENT (VERISK ANALYTICS, INC.

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HSBC BANK USA, N.A., as a Lender

By:	/s/ Robert Moravec
Name: Robert Moravec
Title: Senior Relationship Manager

[SIGNATURES CONTINUED ON NEXT PAGE]

[THIRD AMENDMENT (VERISK ANALYTICS, INC.

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CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Craig W. Trautwein
Name: Craig W. Trautwein
Title: Senior Vice President

[END OF SIGNATURES]

[THIRD AMENDMENT (VERISK ANALYTICS, INC.

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SCHEDULE “A”

Via Overnight Courier

Verisk Analytics, Inc.

Insurance Services Office, Inc.

545 Washington Boulevard

Jersey City, New Jersey 07310

Attention: Mr. Mark V. Anquillare

Executive Vice President,

Chief Financial Officer and

Group Executive

Via Overnight Courier

Verisk Analytics, Inc.

Insurance Services Office, Inc.

545 Washington Boulevard

Jersey City, New Jersey 07310

Attention: Kenneth E. Thompson, Esq.

Executive Vice President and

General Counsel

Via Overnight Courier

Xactware Solutions, Inc.

1426 East 750 North

Orem, Utah 84097

Via Overnight Courier

ISO Services, Inc.

545 Washington Boulevard

Jersey City, New Jersey 07310-1686

Via Overnight Courier

ISO Claims Services, Inc.

250 Berryhill Road

Columbia, South Carolina 29210

Via Overnight Courier

Verisk Health, Inc.

201 Jones Road, 4th Floor

Waltham, Massachusetts 02453

Via Overnight Courier

AIR Worldwide Corporation

131 Dartmouth Street

Boston, Massachusetts 02116-5134

Via Electronic Communication

Bank of America, N.A. (in its capacity as a Lender, the L/C Issuer, and the Swing Line Lender)

JPMorgan Chase Bank, N.A.

Wells Fargo Bank, N.A.

SunTrust Bank

RBS Citizens, N.A.

Morgan Stanley Bank, N.A.

TD Bank, N.A.

Royal Bank of Canada

The Northern Trust Company

HSBC Bank USA, N.A.

[THIRD AMENDMENT (VERISK ANALYTICS, INC.

LETTER AMENDMENT]

SCHEDULE 1

COMMITMENTS AND APPLICABLE PERCENTAGES

Lender	Commitment	Applicable Percentage
Bank of America, N.A.	$195,000,000.00	19.696969697%
JPMorgan Chase Bank, N.A.	$165,000,000.00	16.666666667%
Wells Fargo Bank, N.A.	$150,000,000.00	15.151515152%
SunTrust Bank	$125,000,000.00	12.626262626%
RBS Citizens, N.A.	$110,000,000.00	11.111111111%
Morgan Stanley Bank, N.A.	$75,000,000.00	7.575757576%
TD Bank, N.A.	$55,000,000.00	5.555555556%
Royal Bank of Canada	$35,000,000.00	3.535353535%
The Northern Trust Company	$30,000,000.00	3.030303030%
HSBC Bank USA, N.A.	$25,000,000.00	2.525252525%
Capital One, National Association	$25,000,000.00	2.525252525%

Total	$990,000,000.00	100.000000000%

[THIRD AMENDMENT (VERISK ANALYTICS, INC.

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EXHIBIT “H-1”

FORM OF

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Amended and Restated Credit Agreement dated October 25, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Verisk Analytics, Inc., a Delaware corporation, and Insurance Services Office, Inc., a Delaware corporation, as co-borrowers (hereinafter collectively referred to as the “Co-Borrowers”), and each lender from time to time party thereto.

Pursuant to the provisions of Section 3.01(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By:

Name:

Title:

Date: , 20[ ]

[THIRD AMENDMENT (VERISK ANALYTICS, INC.

LETTER AMENDMENT]

EXHIBIT “H-2”

FORM OF

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Amended and Restated Credit Agreement dated October 25, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Verisk Analytics, Inc., a Delaware corporation, and Insurance Services Office, Inc., a Delaware corporation, as co-borrowers (hereinafter collectively referred to as the “Co-Borrowers”), and each lender from time to time party thereto.

Pursuant to the provisions of Section 3.01(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By:
Name:
Title:

Date:                     , 20[     ]

[THIRD AMENDMENT (VERISK ANALYTICS, INC.

LETTER AMENDMENT]

EXHIBIT “H-3”

FORM OF

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Amended and Restated Credit Agreement dated October 25, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Verisk Analytics, Inc., a Delaware corporation, and Insurance Services Office, Inc., a Delaware corporation, as co-borrowers (hereinafter collectively referred to as the “Co-Borrowers”), and each lender from time to time party thereto.

Pursuant to the provisions of Section 3.01(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By:
Name:
Title:

Date:                     , 20[    ]

EXHIBIT “H-4”

FORM OF

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Amended and Restated Credit Agreement dated October 25, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Verisk Analytics, Inc., a Delaware corporation, and Insurance Services Office, Inc., a Delaware corporation, as co-borrowers (hereinafter collectively referred to as the “Co-Borrowers”), and each lender from time to time party thereto.

Pursuant to the provisions of Section 3.01(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By:
Name:
Title:

Date:                     , 20[    ]

[THIRD AMENDMENT (VERISK ANALYTICS, INC.

LETTER AMENDMENT]

EXHIBIT “I”

FORM OF

NOTICE OF LOAN PREPAYMENT

TO:	Bank of America, N.A., as Administrative Agent

RE:	Amended and Restated Credit Agreement, dated as of October 25, 2011, among Verisk Analytics, Inc. and Insurance Services Office, Inc., as Co-Borrowers, the Lenders and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swingline Lender (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement)

DATE:                     , 20

The Co-Borrowers hereby notify the Administrative Agent that on             pursuant to the terms of Section 2.05 (Prepayments) of the Credit Agreement, the Co-Borrowers intend to prepay/repay the following Loans as more specifically set forth below:

☐	Optional prepayment of Committed Loans in the following amount(s):

☐	Eurodollar Rate Loans: $

    Applicable Interest Period:

☐	Base Rate Loans: $

☐	Optional prepayment of Swingline Loans in the following amount:

$

Delivery of an executed counterpart of a signature page of this notice by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this notice.

CO-BORROWERS:

VERISK ANALYTICS, INC., as a Co-Borrower

By:
Name:
Title:

INSURANCE SERVICES OFFICE, INC., as a Co-Borrower

By:
Name:
Title:

[THIRD AMENDMENT (VERISK ANALYTICS, INC.

LETTER AMENDMENT]